UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 19, 2026

INVESCO DB COMMODITY INDEX TRACKING FUND

(Exact name of registrant as specified in its charter)

Delaware	001-32726	32-6042243
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, Illinois	60515
(Address of principal executive offices)	(Zip Code)

(800) 983-0903

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Units of Beneficial Interest	DBC	NYSE Arca, Inc.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to section 13(a) of the Exchange Act.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective October 19, 2026 (the “Effective Date”), Ms. Kelli Gallegos, Principal Financial and Accounting Officer of Invesco Capital Management LLC (the “Managing Owner”), the managing owner of Invesco DB Commodity Index Tracking Fund (the “Fund”), began a leave of absence.

On the Effective Date, the Board of Managers of the Managing Owner appointed Ms. Lori Anello, Global Head of Operational Product Readiness, to serve as Principal Financial and Accounting Officer of the Managing Owner, beginning October 22, 2026. Biographical information for Ms. Anello can be found below. There are no arrangements or understandings between Ms. Anello and any other person pursuant to which Ms. Anello was appointed to serve as the Principal Financial and Accounting Officer of the Managing Owner. There are no transactions or proposed transactions between Ms. Anello and the Fund that would be required to be reported under Item 404(a) of Regulation S-K.

Lori Anello (45) - joined the Managing Owner in 2018 and has been Principal Financial and Accounting Officer–Investment Pools for the Managing Owner since October 2026. Ms. Anello also serves as Global Head of Operational Product Readiness at Invesco Ltd. (since June 2026); Principal Financial and Accounting Officer–Investment Pools of Invesco Specialized Products, LLC (sponsor to a suite of currency exchange-traded funds, “ISP”) (since October 2026); Vice President and Treasurer of Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Exchange-Traded Self-Indexed Fund Trust, and Invesco QQQ Trust, Series 1 (each a registered investment company offering series of exchange-traded funds, the “Invesco ETFs”) (since October 2026); and Assistant Vice President and Assistant Treasurer for the Invesco Funds complex (since September 2023). In these roles, she leads end-to-end operational readiness for fund administration across mutual funds, exchange-traded funds, alternatives, and institutional mandates. She previously held positions at Invesco Ltd. as Director of North America Fund Treasury (June 2024 to May 2026) and Director of the North America Office of the Fund CFO (“OFCFO”) (November 2018 to June 2024), and previously served as Assistant Treasurer and Assistant Vice President of the Invesco ETFs, excluding Invesco QQQ Trust, Series 1 (December 2018 to October 2026) and previously served as Assistant Treasurer and Assistant Vice President of Invesco QQQ Trust, Series 1 (December 2025 to October 2026). She is a Certified Public Accountant (CPA).

SIGNATURES

 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Invesco DB Commodity Index Tracking Fund

By:	Invesco Capital Management LLC, its Managing Owner

	By:	/s/ Adam Henkel
		Name:	Adam Henkel
		Date:	October 21, 2026
		Title:	Secretary